Exhibit 99.2

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

Table of Contents		Supplemental Report – September 30, 2023

Section I – Third Quarter 2023 Earnings Press Release
Section II – Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	29
Market Capitalization	4	Core Top Tenants	34
Operating Statements		Core Lease Expirations	35
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	36
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	37
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), FFO Before Special Items, Adjusted FFO (“AFFO”)	11	Section IV – Fund Information
EBITDA	13
Same Property Net Operating Income	14	Fund Overview	38
Fee Income	15	Fund Properties	40
Structured Financing	16	Fund Lease Expirations	43
		Development and Redevelopment Activity	44
Other Information
Transactional Activity	17
2023 Revised Guidance	18
Net Asset Valuation Information	19
Selected Financial Ratios	20	Section V – Other Information
Debt Analysis
Summary	23	Important Notes	45
Detail	24
Maturities	26
Interest Rate Summary	28

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – September 30, 2023		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Stuart Seeley	Symbol AKR
	Suite 300	Senior Managing Director of Strategy & Public Markets
Rye, NY 10580
Jennifer Han
Director, Reporting & Investor Relations

(914) 288-8100
investorrelations@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Jeff Spector - (646) 855-1363	Craig Mailman - (212) 816-4471	Todd Thomas - (917) 368-2286
	jeff.spector@bofa.com	craig.mailman@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Paulina Rojas Schmidt - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	Truist
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA - (212) 303-4124
	ltsai@jefferies.com	kibin.kim@truist.com

3

Market Capitalization
Supplemental Report – September 30, 2023	(Including pro-rata share of Fund debt, in thousands)

				Changes in Total Outstanding Common				Weighted Average
	Total Market		Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%		Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	95,310			Balance at 12/31/2022	95,121	5,134	100,255
Common Operating Partnership ("OP") Units	5,394			Vesting RS and LTIPs	8	321	329
Combined Common Shares and OP Units	100,704			OP Conversions	37	(37)	—
				Other	42	—	42
Share Price at September 30, 2023	$14.35			Balance at 3/31/2023	95,208	5,418	100,626	95,189	95,189	102,539	102,539
				Vesting RS and LTIPs	30	41	71
Equity Capitalization - Common Shares and OP Units	$1,445,102			OP Conversions	54	(54)	—
Preferred OP Units [2]	6,657			Other	5	—	5
Total Equity Capitalization	1,451,759	50%	50%	Balance at 6/30/2023	95,297	5,405	100,702	95,260	95,225	102,642	102,525
				Vesting RS and LTIPs	—	—	—
Debt Capitalization				OP Conversions	11	(11)	—
Consolidated debt [3]	1,832,269			Other	2	—	2
Adjustment to reflect pro-rata share of debt	(379,869)			Balance at 9/30/2023	95,310	5,394	100,704	95,320	95,257	102,746	102,701
Total Debt Capitalization	1,452,400	50%	50%

Total Market Capitalization	$2,904,159	100%	100%

__________

1.
Reflects debt net of Core Portfolio cash of $18,477 and pro-rata share of Funds cash of $2,602 for $21,079 of total cash netted against debt.
2.
Represents 188 Series A and 126,384 Series C Preferred OP Units convertible into 25,067 and 438,831 Common OP Units, respectively, multiplied by the Common Share price at quarter end.
3.
Reflects consolidated debt excluding $12,183 of unamortized premium and unamortized loan costs.

4

Consolidated Income Statement
Supplemental Report – September 30, 2023	(in thousands)

	September 30, 2023 [1]
CONSOLIDATED INCOME STATEMENT	Quarter	Year to Date
Revenues
Rental income	$79,961	$248,839
Other	1,431	4,340
Total revenues	81,392	253,179
Operating expenses
Depreciation and amortization	33,726	100,955
General and administrative	10,309	30,898
Real estate taxes	11,726	34,586
Property operating	15,254	44,597
Impairment charges	3,686	3,686
Total operating expenses	74,701	214,722

Operating income	6,691	38,457
Equity in losses of unconsolidated affiliates	(4,865)	(6,273)
Interest and other income	5,087	14,875
Realized and unrealized holding gains on investments and other	1,664	30,236
Interest expense	(24,885)	(68,561)

(Loss) income from continuing operations before income taxes	(16,308)	8,734
Income tax benefit (provision)	40	(248)
Net (loss) income	(16,268)	8,486
Net loss attributable to redeemable noncontrolling interests	2,495	5,661
Net loss attributable to noncontrolling interests	12,347	7,063
Net (loss) income attributable to Acadia	$(1,426)	$21,210

	September 30, 2023 [1]
	Quarter	Year to Date
Reconciliation of Property Revenues to Consolidated GAAP Revenues
Total Property Revenues	$77,817	$234,221
Straight-line rent income	722	2,218
Above/below-market rent income	1,498	12,601
Asset and property management fees	183	574
Development, construction, leasing and legal fees	44	163
Other income	1,128	3,402
Consolidated Total Revenues	$81,392	$253,179

Reconciliation of Property Operating Expenses to Consolidated GAAP Expenses
Property operating - CAM and Other	$12,050	$34,614
Other property operating (Non-CAM)	3,053	9,518
Asset and property management expense	151	465
Consolidated Total Property Operating Expenses	$15,254	$44,597

Consolidated Income Statement - Detail
Supplemental Report – September 30, 2023	(in thousands)

	September 30, 2023 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year to Date
PROPERTY REVENUES
Minimum rents	$62,461	$185,454
Percentage rents	420	1,564
Expense reimbursements - CAM	6,832	21,580
Expense reimbursements - Taxes	8,042	24,189
Other property income	62	1,434
Total Property Revenues	77,817	234,221

PROPERTY EXPENSES
Property operating - CAM	11,811	34,322
Other property operating (Non-CAM)	3,053	9,518
Real estate taxes	11,726	34,586
Asset and property management expense	151	465
Total Property Expenses	26,741	78,891

NET OPERATING INCOME - PROPERTIES	51,076	155,330

OTHER INCOME (EXPENSE)
Interest income	5,087	14,875
Straight-line rent income (expense)	722	2,218
Above/below-market rent income (expense)	1,498	12,601
Interest expense [2]	(22,848)	(63,413)
Amortization of finance costs	(1,568)	(4,530)
Above/below-market interest income (expense)	26	78
Finance lease interest expense	(495)	(696)
Other (expense) income	925	3,857
Impairment charges	(3,686)	(3,686)
CORE PORTFOLIO AND FUND INCOME	30,737	116,634

FEE AND OTHER INCOME [3]
Asset and property management fees	183	574
Development, construction, leasing and legal fees	44	163
Total Fund Fee Income	227	737

Net promote and other transactional income	—	28,207
Total Fund Fee Income, Net Promote and Other Transactional Income	227	28,944

Realized gains on marketable securities, net	2,371	2,371
Less: previously recognized unrealized gains on marketable securities sold	(2,371)	(2,371)
Unrealized gains on marketable securities	1,628	1,282
Income tax benefit (provision)	40	(248)
Total Fee and Other Income (Loss)	1,895	29,978

General and Administrative	(10,309)	(30,898)

Depreciation and amortization	(33,634)	(100,683)
Non-real estate depreciation and amortization	(92)	(272)
(Loss) gain before equity in earnings and noncontrolling interests	(11,403)	14,759

Equity in losses of unconsolidated affiliates	(4,865)	(6,273)
Noncontrolling interests (including redeemable noncontrolling interests)	14,842	12,724

NET (LOSS) INCOME ATTRIBUTABLE TO ACADIA	$(1,426)	$21,210

Income Statement – Pro-Rata Adjustments
Supplemental Report – September 30, 2023	(in thousands)

	Quarter Ended September 30, 2023		Year to Date September 30, 2023
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
PROPERTY REVENUES
Minimum rents	$(26,074)	$12,735	$(76,876)	$40,537
Percentage rents	(192)	133	(493)	392
Expense reimbursements - CAM	(3,419)	1,529	(10,538)	4,954
Expense reimbursements - Taxes	(2,816)	2,036	(8,712)	7,391
Other property income	9	107	(578)	295
Total Property Revenues	(32,492)	16,540	(97,197)	53,569

PROPERTY EXPENSES
Property operating - CAM	(5,212)	1,857	(15,104)	5,738
Other property operating (Non-CAM)	(957)	364	(2,763)	1,009
Real estate taxes	(4,546)	3,184	(12,836)	8,940
Asset and property management expense	(462)	582	(1,364)	1,682
Total Property Expenses	(11,177)	5,987	(32,067)	17,369
NET OPERATING INCOME - PROPERTIES	(21,315)	10,553	(65,130)	36,200

OTHER INCOME (EXPENSE)
Interest income	(48)	8	(164)	27
Straight-line rent income (expense)	(399)	(305)	(1,156)	17
Above/below-market rent income (expense)	(1,217)	1,322	(2,800)	3,520
Interest expense	12,432	(6,682)	33,745	(18,403)
Amortization of finance costs	831	(366)	2,335	(1,056)
Above/below-market interest income (expense)	—	30	—	75
Finance lease interest expense	337	(76)	421	(145)
Other income (expense)	(666)	94	(2,304)	150
Accelerated amortization due to early lease termination	—	—	—	—
Impairment charges	2,834	—	2,834	—
CORE PORTFOLIO AND FUND INCOME	(7,211)	4,578	(32,219)	20,385

FEE AND OTHER INCOME [3]
Asset and property management fees	2,458	112	7,459	409
Development, construction, leasing and legal fees	2,830	169	6,221	333
Total Fund Fee Income	5,288	281	13,680	742

Net promote and other transactional income	—	—	(16,924)	—
Total Fund Fee Income, Net Promote and Other Transactional Income	5,288	281	(3,244)	742

Realized gains on marketable securities, net	—	—	—	—
Less: previously recognized unrealized gains on marketable securities sold	—	—	—	—
Unrealized gains on marketable securities	—	—	2,125	—
Income tax benefit (provision)	(44)	(7)	103	(17)
Total Fee and Other Income (Loss)	5,244	274	(1,016)	725

General and Administrative	1,011	(257)	1,844	(595)
Depreciation and amortization	15,743	(9,460)	45,428	(26,788)
(Loss) gain before equity in earnings and noncontrolling interests	14,787	(4,865)	14,037	(6,273)

Equity in losses of unconsolidated affiliates	—	—	—	—
Noncontrolling interests (including redeemable noncontrolling interests) [6]	55	—	(1,313)	—

NET INCOME (LOSS) ATTRIBUTABLE TO ACADIA	$14,842	$(4,865)	$12,724	$(6,273)

7

Balance Sheet
Supplemental Report – September 30, 2023	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$880,882	The components of Real estate under development, at cost are as follows:
Buildings and improvements	3,072,499	Core	$64,731
Tenant improvements	250,452	Fund III	27,998
Construction in progress	19,894	Total	$92,729
Right-of-use assets - finance leases	58,637
	4,282,364
Less: Accumulated depreciation and amortization	(799,689)
Operating real estate, net	3,482,675
Real estate under development	92,729	Summary of other assets, net:
Net investments in real estate	3,575,404	Deferred charges, net	$30,486
Notes receivable, net ($988 of allowance for credit losses)	123,813	Accrued interest receivable	24,039
Investments in and advances to unconsolidated affiliates	184,034	Due from seller	2,794
Lease intangibles, net	90,039	Prepaid expenses	17,187
Other assets, net	153,459	Other receivables	1,535
Right-of-use assets - operating leases, net	30,180	Income taxes receivable	1,340
Cash and cash equivalents	19,312	Corporate assets, net	1,016
Restricted cash	7,868	Deposits	583
Marketable securities	35,197	Derivative financial instruments	74,479
Straight-line rents receivable, net	37,040	Total	$153,459
Rents receivable, net	13,375
Assets of properties held for sale	11,057
Total assets	$4,280,778

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$961,611
Unsecured notes payable, net	666,188	Summary of accounts payable and other liabilities:
Unsecured line of credit	192,287	Lease liability - finance leases, net	$32,838
Accounts payable and other liabilities	152,801	Accounts payable and accrued expenses	67,709
Lease liability - operating leases, net	32,520	Deferred income	34,565
Dividends and distributions payable	18,519	Tenant security deposits, escrow and other	17,689
Lease intangibles, net	68,785	Total	$152,801
Distributions in excess of income from, and investments in, unconsolidated affiliates	8,545
Total liabilities	2,101,256
Commitments and contingencies
Redeemable noncontrolling interests	55,284
Shareholders' Equity
Common shares	95
Additional paid-in capital	1,950,212
Accumulated other comprehensive income	65,560
Distributions in excess of accumulated earnings	(330,639)
Total Acadia shareholders’ equity	1,685,228
Noncontrolling interests	439,010
Total equity	2,124,238
Total liabilities, redeemable noncontrolling interests, and equity	$4,280,778

8

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – September 30, 2023	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
Real estate
Land	$(213,568)	$68,773
Buildings and improvements	(774,705)	255,788
Tenant improvements	(48,779)	20,793
Construction in progress	(4,726)	1,450
Right-of-use assets - finance leases	(22,571)	22,290
	(1,064,349)	369,094
Less: Accumulated depreciation and amortization	133,965	(72,746)
Operating real estate, net	(930,384)	296,348
Real estate under development	(21,127)	6,001
Net investments in real estate	(951,511)	302,349
Notes receivable, net ($988 of allowance for credit losses)	66,119	—
Investments in and advances to unconsolidated affiliates	(80,049)	(99,513)
Lease intangibles, net	(33,490)	8,727
Other assets, net	7,141	7,103
Right-of-use assets - operating leases, net	(1,772)	—
Cash and cash equivalents	(5,930)	7,697
Restricted cash	(4,953)	4,260
Marketable securities	—	—
Straight-line rents receivable, net	(3,751)	4,754
Rents receivable, net	(8,517)	1,900
Total assets	$(1,016,713)	$237,277

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(564,929)	$205,380
Unsecured notes payable, net	(16,193)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(29,844)	26,332
Lease intangibles, net	(26,881)	6,196
Lease liability - operating leases, net	(1,855)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(20,727)	7,910
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(8,545)
Total liabilities	(660,429)	237,277
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests (including redeemable noncontrolling interests)	(356,284)	—
Total equity	(356,284)	—
Total liabilities, redeemable noncontrolling interests, and equity	$(1,016,713)	$237,277

9

Notes to Income Statements, Balance Sheet and Pro-rata Adjustments[7]
Supplemental Report – September 30, 2023	(in thousands)

__________

Notes to income statements, balance sheet and pro-rata adjustments:

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of consolidated capitalized interest of $1.7 million and $5.7 million, respectively, for the three and nine months ended September 30, 2023.
3.
Refer to Fee Income by Fund page in the Supplemental Report.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and includes redeemable noncontrolling interests.
5.
Represents the Company’s pro-rata share of unconsolidated investments, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
This represents the (loss) income allocable to Operating Partnership Units of $(0.1) million and $1.3 million, respectively, for the three and nine months ended September 30, 2023.
7.
The Company currently has controlling ownership interests in Funds II, III, IV & V and Mervyns II, as well as controlling interests in non-wholly owned partnerships, which are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations (“AFFO”)
Supplemental Report – September 30, 2023	(in thousands)

	Quarter Ended			Year to Date	Quarter Ended	Year to Date
	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2023	September 30, 2022	September 30, 2022
Funds from operations ("FFO"):
Net Income (Loss) attributable to Acadia	$13,360	$9,276	$(1,426)	$21,210	$(55,891)	$(39,427)
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	26,444	28,248	27,351	82,043	27,097	78,007
Gain on disposition on real estate properties (net of noncontrolling interest share)	—	—	—	—	(2,055)	(11,892)
Impairment charges (net of noncontrolling interest share)	—	—	852	852	58,481	58,481
Income attributable to noncontrolling interests' share in Operating Partnership	917	697	68	1,682	(2,960)	(1,688)
FFO to Common Shareholders and Common OP Unit holders	$40,721	$38,221	$26,845	$105,787	$24,672	$83,481

Less: Impact of City point share conversion option [1]	—	—	—	—	(906)	(906)
FFO to Common Shareholders and Common OP Unit holders - Diluted	$40,721	$38,221	$26,845	$105,787	$23,766	$82,575

Add back: acquisition costs, net of bargain purchase gain	—	—	—	—	—	859
Add back: City Point recapitalization and transaction related costs	—	—	—	—	364	364
Add back: Impact of City point share conversion option [1]	—	—	—	—	906	906
Unrealized holding (gain) loss (net of noncontrolling interest share)	(66)	(1,713)	(1,631)	(3,410)	3,068	8,379
Realized gain (net of noncontrolling interest share)	—	—	2,371	2,371	—	—
FFO before Special Items attributable to Common Shareholder and Common OP Unit holders [1]	$40,655	$36,508	$27,585	$104,748	$28,104	$93,083

Adjusted Funds from operations ("AFFO"):
FFO	$40,721	$38,221	$26,845	$105,787	$24,672	$83,481
Unrealized holding (gain) loss (net of noncontrolling interest share)	(66)	(1,713)	(1,631)	(3,410)	3,068	8,379
Realized gain (net of noncontrolling interest share)	—	—	2,371	2,371	—	—
Straight-line rent, net	(193)	(868)	(18)	(1,079)	(1,367)	(4,994)
Above/below-market rent [2]	(2,087)	(9,631)	(1,603)	(13,321)	(3,077)	(8,225)
Amortization of finance costs	1,085	1,063	1,103	3,251	1,047	2,622
Above/below-market interest	(47)	(50)	(56)	(153)	(47)	(141)
Non-real estate depreciation	87	93	92	272	90	287
Stock-based compensation	3,776	2,279	2,265	8,320	1,932	8,074
Leasing commissions	(1,507)	(1,035)	(1,191)	(3,733)	(811)	(2,921)
Tenant improvements	(4,805)	(1,053)	(3,028)	(8,886)	(4,709)	(10,362)
Maintenance capital expenditures	(690)	(1,977)	(4,517)	(7,184)	(1,993)	(4,680)
				—	—	—
AFFO to Common Shareholders and Common OP Unit holders	$36,274	$25,329	$20,632	$82,235	$18,805	$71,520

Total weighted-average diluted shares and OP Units	102,539	102,642	102,746	102,701	100,313	100,534

Diluted FFO per Common share and OP Unit:
FFO	$0.40	$0.37	$0.26	$1.03	$0.24	$0.82

FFO before Special Items	$0.40	$0.36	$0.27	$1.02	$0.28	$0.93

Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations (“AFFO”)
Supplemental Report – September 30, 2023	(in thousands)

__________

1.
The Company defines Special Items to include (i) unrealized holding losses or gains (net of noncontrolling interest share) on investments and (ii) transaction and other costs that do not occur in the ordinary course of the Company's underwriting and investing business.
2.
The three months ended June 30, 2023 included a non-recurring gain of $7.8 million, or $0.08 per share, from the termination of the Bed Bath and Beyond below-market lease at 555 9th Street in San Francisco, California.

EBITDA
Supplemental Report – September 30, 2023	(in thousands)

	Quarter Ended September 30, 2023			Year to Date September 30, 2023			Quarter Ended September 30, 2022
	Core			Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:

Net Income (Loss) Attributable to Acadia	$3,679	$(5,105)	$(1,426)	$20,039	$1,171	$21,210	$(45,859)	$(10,032)	$(55,891)

Adjustments:
Depreciation and amortization	20,587	6,856	27,443	62,506	19,809	82,315	20,880	6,307	27,187
Interest expense	12,775	4,323	17,098	36,546	11,525	48,071	11,282	3,583	14,865
Amortization of finance costs	683	420	1,103	2,037	1,214	3,251	660	387	1,047
Above/below-market interest	(56)	—	(56)	(153)	—	(153)	(47)	—	(47)
Gain on disposition of properties	—	—	—	—	—	—	—	(2,055)	(2,055)
Unrealized holding gains on investment in Albertsons and other	(1,631)	—	(1,631)	(3,410)	—	(3,410)	3,068	—	3,068
Realized gain (net of noncontrolling interest share)	2,371	—	2,371	2,371	—	2,371	—	—	—
Provision (benefit) for income taxes	11	—	11	121	41	162	(12)	(1)	(13)
Impairment charges	—	852	852	—	852	852	50,779	7,702	58,481
Noncontrolling interest - OP	(55)	—	(55)	1,313	—	1,313	(3,083)	—	(3,083)
EBITDA	$38,364	$7,346	$45,710	$121,370	$34,612	$155,982	$37,668	$5,891	$43,559

Adjusted EBITDA:

EBITDA	$38,364	$7,346	$45,710	$121,370	$34,612	$155,982	$37,668	$5,891	$43,559
Stock based compensation	2,265	—	2,265	8,320	—	8,320	1,932	—	1,932
Adjusted EBITDA	$40,629	$7,346	$47,975	$129,690	$34,612	$164,302	$39,600	$5,891	$45,491

Core Portfolio – Same Property Performance [1]
Supplemental Report – September 30, 2023	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	September 30, 2023	September 30, 2022	Favorable/ (Unfavorable)	September 30, 2023	September 30, 2022	Favorable/ (Unfavorable)

Summary
Minimum rents	$31,167	$29,383	6.1%	$93,282	$89,198	4.6%
Expense reimbursements	8,101	7,583	6.8%	25,394	23,645	7.4%
Other property income	446	790	(43.5)%	2,079	2,139	(2.8)%

Total Revenue	39,714	37,756	5.2%	120,755	114,982	5.0%

Expenses
Property operating - CAM & Real estate taxes	11,034	10,742	(2.7)%	33,447	32,732	(2.2)%
Other property operating (Non-CAM)	956	808	(18.3)%	2,870	2,517	(14.0)%

Total Expenses	11,990	11,550	(3.8)%	36,317	35,249	(3.0)%

Same Property NOI - Core properties	$27,724	$26,206	5.8%	$84,438	$79,733	5.9%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	6,071	8,644		21,305	26,772
Core NOI [2]	$33,795	$34,850		$105,743	$106,505

Other same property information
Physical Occupancy at the end of the period	92.4%	91.3%
Leased Occupancy at the end of the period	95.2%	94.6%

__________

1.
The above amounts include the pro-rata share of the Company's Core consolidated and unconsolidated investments.
2.
The Company reclassed $0.2 million and $0.8 million, respectively, for the three and nine months ended September 30, 2023 for asset and property management fees to NOI to reflect more accurately property management fees allocable to property operations. The Company also reclassed $0.2 million and $0.5 million, respectively, for the three and nine months ended September 30, 2022. Such reclassifications have been reflected in all periods presented and have no impact on reported Same Property NOI.

to Ne

Fee Income by Fund [1]
Supplemental Report – September 30, 2023	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date September 30, 2023
Asset and property management fees	$255	$61	$2,421	$5,243	$462	$8,442
Transactional fees	561	176	1,909	3,945	126	6,717
Total fees	$816	$237	$4,330	$9,188	$588	$15,159

Quarter Ended September 30, 2023
Asset and property management fees	$98	$17	$808	$1,676	$154	$2,753
Transactional fees	292	100	1,213	1,408	30	3,043
Total fees	$390	$117	$2,021	$3,084	$184	$5,796

Quarter Ended June 30, 2023
Asset and property management fees	$88	$24	$803	$1,689	$125	$2,729
Transactional fees	57	41	411	1,534	36	2,079
Total fees	$145	$65	$1,214	$3,223	$161	$4,808

Quarter Ended March 31, 2023
Asset and property management fees	$69	$20	$810	$1,878	$183	$2,960
Transactional fees	212	35	285	1,003	60	1,595
Total fees	$281	$55	$1,095	$2,881	$243	$4,555

__________

1.
Fees are shown at the Company's pro-rata share and can be derived from the Consolidated Income Statement - Detail and Income Statement - Pro-Rata Adjustments. The components of the total fee income to the Company are derived by the fees included on the Consolidated Income Statement and the Company's share of fees from the Noncontrolling Interests in Consolidated Subsidiaries and the Company' share of fee income from Unconsolidated Subsidiaries.

Structured Financing Portfolio
Supplemental Report – September 30, 2023	(in thousands)

	June 30, 2023			Quarter Ended September 30, 2023					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances [1]	Conversions	Principal	Interest	Balance	Rate	Rate	Dates
First mortgage notes [1,2]	$59,801	$3,809	$63,610	$—	$—	$59,801	$3,809	$63,610	5.99%	6.39%	Sept-24

Other notes[2]	131,741	24,065	155,806	—	—	131,741	28,128	159,869	11.37%	11.48%	Jan-24 to Dec-27

Total Core notes receivable	$191,542	$27,874	$219,416	$—	$—	$191,542	$31,937	$223,479	9.69%	9.89%

__________

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above						$191,542
Fund Notes Receivable						—
Allowance for credit loss						(1,610)
Total Pro-rata Notes Receivable						$189,932

________

1.
One Core note which matured on April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at September 30, 2023.
2.
Certain of the first mortgage notes and other notes enable the borrower to prepay or convert its obligations prior to the stated maturity date without penalty.

Transactional Activity
Supplemental Report – September 30, 2023	(in thousands)

PROPERTY ACQUISITIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

ACQUISITIONS [2]
Fund V:
Mohawk Commons	Schenectady, NY	January 27, 2023	$62,078	90.00%	$55,870	$11,230
Cypress Creek	Lutz (Tampa), FL	July 3, 2023	49,374	100.00%	49,374	9,924

			$111,452		$105,244	$21,154

________

1.
Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.

2.
Acquisition amounts include capitalized acquisition costs, where applicable. Refer to the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.

2023 Revised Guidance[1]
Supplemental Report – September 30, 2023

	2023 Guidance
	Revised	Prior [1]

Net earnings per share attributable to Acadia	$0.28-$0.31	$0.25-$0.33
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	1.01	1.01
Impairment charges (net of noncontrolling interest share)	0.01	—
Noncontrolling interest in Operating Partnership	0.02	0.02
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.32-$1.35	$1.28-$1.36
Unrealized holding loss (gain) (net of noncontrolling interest share) [2,3]	(0.03)	(0.02)
Funds from operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$1.29-$1.32	$1.26-$1.34
Incremental portion of gain from BBBY lease termination [4]	(0.05)	(0.05)
Funds from operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders, excluding excess BBBY gain	$1.24-$1.27	$1.21-$1.29

_________

1.
The prior guidance range represents the updated guidance previously announced on August 1, 2023, in conjunction with second quarter 2023 earnings.
2.
This represents the actual unrealized mark-to-market holding gain related to the Company’s investment in Albertsons, which was recognized in NAREIT FFO for the nine months ended September 30, 2023. The Company has not reflected any forward-looking estimates involving future unrealized holding gains or losses (i.e. changes in share price) on Albertsons in its guidance assumptions.
3.
It is the Company’s consistent practice to exclude unrealized gains and losses from FFO Before Special Items and to include any realized gains related to the Company’s investment in Albertsons.
4.
Results for the three months ended June 30, 2023 included a gain of $0.08 per share from the termination of the Bed Bath and Beyond below-market lease at 555 9th Street in San Francisco. The Company had budgeted $0.03 per share to be realized throughout 2023 within its initial full year 2023 guidance associated with this lease, resulting in an incremental $0.05 per share relative to its prior full year 2023 guidance.

Net Asset Valuation Information
Supplemental Report – September 30, 2023	(in thousands)

	CORE	FUND II [3]	FUND III	FUND IV	FUND V	Total

Acadia Ownership Percentage	N/A	61.67%	24.54%	23.12%	20.10%

Current Quarter NOI
At Pro-Rata [1]
Net Operating Income [2]	$33,795	N/A5	$106	$857	$4,325	$39,083
Less:
Net operating (income) loss from properties sold or assets held for sale	305	N/A5	7	(19)	—	293
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [4]	(3,626)	N/A 5	(113)	(70)	—	(3,809)
Net Operating Income of stabilized assets	$30,474	N/A 5	$—	$768	$4,325	$35,567

Costs to Date (Pro-Rata)
Assets held for sale	$11,057	N/A [5]	$—	$—	$—	$11,057
Pre-stabilized assets [4]	—	N/A [5]	14,305	41,285	—	55,590
Development and redevelopment projects	687,800	N/A 5	6,900	27,200	—	721,900
Total Costs to Date	$698,857	N/A 5	$21,205	$68,485	$—	$788,547

Debt (Pro-Rata)	$1,171,052	$79,821	$8,098	$45,687	$147,742	$1,452,400
_________

1.
This Net Asset Valuation Information page shows Acadia’s pro-rata portion of the Fund’s Net Operating Income.
2.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See Transactional Activity page in this Supplemental Report for descriptions of those acquisitions.
3.
Fund II has been substantially liquidated except for its investment in City Point. During the second quarter 2022, the Company increased its ownership in Fund II from 28% to 40%. Additionally, during the third quarter 2022, the Company increased its ownership in Fund II from 40% to 61.7%.
4.
Pre-stabilized assets consist of the following projects for Fund II: City Point; Fund III: 640 Broadway; Fund IV: 210 Bowery, 801 Madison, 27 E 61st Street, 146 Geary Street and 1035 Third Avenue.
5.
Amounts omitted as only remaining asset is City Point.

Selected Financial Ratios
Supplemental Report – September 30, 2023	(in thousands)

	Quarter Ended September 30,				Year to Date September 30,					Quarter Ended
COVERAGE RATIOS [1]	2023		2022		2023		2022		LEVERAGE RATIOS	September 30, 2023		June 30, 2023
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$38,364		$37,668		$121,370		$112,733		Debt + Preferred Equity (Preferred OP Units)	$1,459,057		$1,437,987
Interest expense	12,775		11,282		36,546		28,994		Total Market Capitalization	2,904,159		2,887,089
Principal Amortization	776		666		2,389		2,662		Debt + Preferred Equity/
Preferred Dividends [3]	123		123		369		369		Total Market Capitalization	50%		50%
Fixed-Charge Coverage Ratio - Core Portfolio	2.8	x	3.1	x	3.1	x	3.5	x

EBITDA divided by:	$45,710		$43,559		$155,982		$131,904		Net debt [6]	$1,437,978		$1,419,588
Interest expense	17,098		14,865		48,071		37,751		Total Market Capitalization	2,904,159		2,887,089
Principal Amortization	1,383		1,254		3,643		3,928		Net Debt + Preferred Equity/
Preferred Dividends	123		123		369		369		Total Market Capitalization	50%		49%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	2.5	x	2.7	x	3.0	x	3.1	x	Debt/EBITDA Ratios
									Core:
Payout Ratios									Debt	$1,065,006		$1,053,582
									Net debt [5]	1,046,529		1,038,837
Dividends declared (per share/OP Unit)	$0.18		$0.18		$0.54		$0.54		EBITDA	159,734		155,790
									Adjusted EBITDA	170,319		164,970
Dividends (Shares) & Distributions (OP Units) declared	$18,495		$18,367		$55,469		$55,035		Debt/EBITDA - Core Portfolio	6.7	x	6.8	x
FFO	26,845		24,672		105,787		83,481		Debt/Adjusted EBITDA - Core Portfolio	6.3	x	6.4	x
FFO Payout Ratio [8]	69%		74%		52%		66%		Net Debt/EBITDA - Core Portfolio	6.6	x	6.7	x
									Net Debt/ Adjusted EBITDA - Core Portfolio	6.1	x	6.3	x
AFFO [7]	20,632		18,805		82,235		71,520		Core and Funds:
AFFO Payout Ratio	90%		98%		67%		77%		Debt [4]	$1,452,400		$1,431,312
									Net debt [6]	1,431,321		1,412,913
FFO Before Special Items	27,585		28,104		104,748		93,083		EBITDA	201,692		201,677
FFO Before Special Items Payout Ratio	67%		65%		53%		59%		Adjusted EBITDA	212,277		210,857
									Debt/EBITDA - Core and Funds	7.2	x	7.1	x
									Debt/Adjusted EBITDA - Core and Funds	6.8	x	6.8	x
									Net Debt/EBITDA - Core and Funds	7.1	x	7.0	x
									Net Debt/ Adjusted EBITDA - Core and Funds	6.7	x	6.7	x

Selected Financial Ratios
Supplemental Report – September 30, 2023	(in thousands)

	EBITDA		ADJUSTED EBITDA
	Quarter Ended	Year Ended	Quarter Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	September 30, 2023	December 31, 2022	September 30, 2023	December 31, 2022

Quarter Core EBITDA as reported	$38,364	$150,993	$40,629	$150,993

Year to Date Core EBITDA as reported	$121,370	$150,993	$129,690	$150,993
Projected Q4 2023 Core EBITDA [9]	38,364	—	40,629	—
Annualized Core EBITDA	159,734	150,993	170,319	150,993

Quarter Funds EBITDA as reported	7,346	25,143	7,346	25,143

Year to Date Funds EBITDA as reported	34,612	—	34,612	—
Projected Q4 2023 Funds EBITDA [9]	7,346	—	7,346	—
Annualized Funds EBITDA	41,958	25,143	41,958	25,143

EBITDA Core and Funds	$201,692	$176,136	$212,277	$176,136

Quarter Ended
Reconciliation of Core Portfolio Debt	September 30, 2023

Core Portfolio Debt per Debt Summary	$1,171,052
Incremental Core Debt Attributable to City Point[8]	(106,046)
Adjusted Core Debt for purposes of computing Debt/EBITDA	1,065,006

Fund Portfolio Debt per Debt Summary	281,348
Incremental Core Debt Attributable to City Point[8]	106,046
Adjusted Fund Debt per EBITDA	387,394

Total Core and Fund Debt for purposes of computing Debt/EBITDA	$1,452,400

Selected Financial Ratios
Supplemental Report – September 30, 2023	(in thousands)

__________

1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2. See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3. Represents preferred distributions on Preferred Operating Partnership Units.

4. Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.

5. Reflects debt net of the current Core Portfolio cash balance at end of period.

6. Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

7. See Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to net income attributable to Acadia.

8. Amount represents the Company's reallocation of its pro-rata portion of the de-leveraging of Fund II's property-level debt associated with the City Point refinancing to align with the inclusion of the associated EBITDA derived from its investment.

9. Projected Q4 2023 Core and Funds EBITDA are based upon actual third quarter 2023 results as reported.

Portfolio Debt – Summary
Supplemental Report – September 30, 2023	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$806,000	4.3%	3.0	$—	—	—	$806,000	56%	4.3%	3.0	$—	$—	$806,000
Variable-Rate Debt [5]	36,287	6.8%	1.7	4,073	8.4%	0.1	40,360	3%	6.9%	1.6	16,193	—	56,553
								59%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	287,402	4.2%	2.9	151,903	4.8%	2.2	439,305	30%	4.4%	2.7	352,581	(141,660)	650,226
Variable-Rate Debt [5]	41,363	7.4%	0.1	125,372	8.0%	1.5	166,735	11%	7.9%	1.1	217,145	(64,390)	319,490
								41%

Total	$1,171,052	4.5%	2.8	$281,348	6.3%	1.8	$1,452,400	100%	4.8%	2.6	$585,919	$(206,050)	1,832,269

Unamortized premium							426						266
Net unamortized loan costs							(8,482)						(12,449)
Total							$1,444,344						$1,820,086

_________

1.
Fixed-rate debt includes notional principal fixed through swap transactions.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to available extension options.

Portfolio Debt – Detail
Supplemental Report – September 30, 2023	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		September 30, 2023	Percent	Amount	Rate	Maturity Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
163 Highland Avenue		$7,446	100.00%	$7,446	4.66%	02/01/24	None
Crossroads Shopping Center		59,777	49.00%	29,290	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,997	4.36%	02/10/25	None
239 Greenwich Avenue		26,000	75.00%	19,500	4.00%	07/10/27	1x60 mos.
Georgetown Portfolio (2008 Investment)		14,550	50.00%	7,275	4.72%	12/10/27	None
State & Washington		21,555	100.00%	21,555	4.40%	09/05/28	None
North & Kingsbury		10,548	100.00%	10,548	4.01%	11/05/29	None
151 North State Street		12,299	100.00%	12,299	4.03%	12/01/29	None
Concord & Milwaukee		2,325	100.00%	2,325	4.40%	06/01/30	None
California & Armitage		2,167	100.00%	2,167	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		806,000	100.00%	806,000	N/A	Various
Secured interest rate swaps [1]		50,000	100.00%	50,000	4.53%	11/16/28

Sub-Total Fixed-Rate Debt		1,146,167		1,093,402	4.27%

Secured Variable-Rate Debt
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	SOFR+1.81%	10/30/23	None
Gotham Plaza		17,399	49.00%	8,526	SOFR+3.00%	12/07/23	None
3104 M Street [2]		4,186	20.00%	837	PRIME+0.00%	01/01/24	None
Sullivan Center		50,000	100.00%	50,000	SOFR+1.60%	11/16/28	None
Secured interest rate swaps [1]		(50,000)	100.00%	(50,000)	4.53%	11/16/28

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		192,287	100.00%	192,287	SOFR+1.45%	06/29/25	2x6 mos.
Unsecured Term Loan		400,000	100.00%	400,000	SOFR+1.60%	06/29/26	None
Unsecured $175 Million Term Loan		175,000	100.00%	175,000	SOFR+1.60%	04/06/27	None
Unsecured $75 Million Term Loan		75,000	100.00%	75,000	SOFR+2.05%	07/29/29	None
Unsecured interest rate swaps [1]		(806,000)	100.00%	(806,000)	N/A	Various

Sub-Total Variable-Rate Debt		217,872		77,650	7.10%

Total Debt - Core Portfolio		$1,364,039		$1,171,052	4.46%

Funds
Fixed-Rate Debt
2207 Fillmore Street [4]	Fund IV	$1,120	20.80%	$233	4.50%	10/31/25	None
650 Bald Hill Road [4]	Fund IV	15,510	20.80%	3,227	3.75%	06/01/26	None
Shoppes at South Hills [4]	Fund V	31,796	18.09%	5,752	5.95%	03/01/28	1 x 12 mos.
Broughton Street Portfolio	Fund IV	25,939	23.12%	5,997	5.62%	06/01/28	None
Canton Marketplace	Fund V	36,000	20.10%	7,236	6.29%	06/01/28	None
Interest rate swaps [1]	Funds II, IV & V	566,850	22.84%	129,458	N/A	Various
Sub-Total Fixed-Rate Debt		677,215		151,903	4.83%

Portfolio Debt – Detail
Supplemental Report – September 30, 2023	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Variable-Rate Debt
146 Geary [5]	Fund IV	19,338	23.12%	4,471	SOFR+3.65%	07/15/23	None
Acadia Strategic Opportunity Fund V	Fund V	20,266	20.10%	4,073	SOFR+3.05%	11/01/23	1x6 mos.
Restaurants at Fort Point	Fund IV	5,785	23.12%	1,338	SOFR+2.45%	11/25/23	None
717 N Michigan Avenue	Fund IV	48,500	23.12%	11,213	SOFR+3.18%	12/09/23	None
Acadia Strategic Opportunity Fund IV	Fund IV	39,200	23.12%	9,063	SOFR+2.56%	12/29/23	None
Elk Grove Commons	Fund V	40,388	20.10%	8,118	SOFR+1.61%	01/11/24	None
Hiram Pavilion	Fund V	27,837	20.10%	5,595	SOFR+2.00%	03/05/24	None
Eden Square [4]	Fund IV	24,100	22.78%	5,491	SOFR+2.35%	09/01/24	None
Hickory Ridge	Fund V	27,751	20.10%	5,578	SOFR+2.00%	10/05/24	None
Tri-City Plaza [4]	Fund V	38,292	18.09%	6,927	SOFR+2.00%	10/18/24	1x12 mos.
Lincoln Commons	Fund V	38,281	20.10%	7,694	SOFR+1.80%	10/24/24	None
Landstown Commons	Fund V	60,032	20.10%	12,068	SOFR+1.80%	10/24/24	None
Palm Coast Landing	Fund V	26,001	20.10%	5,226	SOFR+1.86%	11/01/24	None
Frederick Crossing [4]	Fund V	23,818	18.09%	4,309	SOFR+1.75%	12/02/24	1x12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	SOFR+2.00%	12/20/24	None
Paramus Plaza	Fund IV	28,214	11.56%	3,262	SOFR+2.36%	12/28/24	2x12 mos.
Frederick County Square [4]	Fund V	23,262	18.09%	4,208	SOFR+2.51%	01/01/25	1x12 mos.
Wood Ridge Plaza [4]	Fund V	32,536	18.09%	5,886	PRIME+0.125%	03/21/25	2x12 mos.
Midstate Mall	Fund V	42,400	20.10%	8,522	SOFR+2.50%	04/28/25	2x12 mos.
New Towne Center	Fund V	16,405	20.10%	3,297	SOFR+2.20%	05/01/25	1x12 mos.
Fairlane Green	Fund V	32,415	20.10%	6,515	SOFR+2.30%	06/05/25	1x12 mos.
Trussville Promenade	Fund V	28,563	20.10%	5,741	SOFR+2.30%	06/15/25	1x12 mos.
City Point [4]	Fund II	137,485	58.06%	79,821	SOFR+2.61%	08/01/25	1x12 mos.
Cypress Creek	Fund V	32,200	20.10%	6,472	SOFR+2.80%	09/01/25	2x12 mos.
640 Broadway	Fund III	33,000	24.54%	8,098	SOFR+3.75%	10/01/25	3x12 mos.
1964 Union [4]	Fund IV	1,362	20.80%	283	SOFR+2.25%	10/01/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,330	20.80%	1,109	SOFR+2.25%	06/01/26	None
Monroe Marketplace	Fund V	29,150	20.10%	5,859	SOFR+2.76%	11/12/26	None
La Frontera Village [4]	Fund V	55,500	18.09%	10,040	SOFR+2.61%	06/10/27	None
Riverdale [4]	Fund V	38,123	17.97%	6,852	SOFR+2.46%	11/01/27	None
Mohawk Commons [4]	Fund V	39,650	18.09%	7,173	SOFR+2.00%	03/01/28	None
Interest rate swaps [1]	Funds II, IV & V	(566,850)	22.84%	(129,458)
Sub-Total Variable-Rate Debt		471,227		129,445	8.05%
Total Debt - Funds		1,148,442		281,348	6.31%
Total Debt - Core Portfolio and Funds		$2,512,481		$1,452,400	4.82%

_________

1.
The Company has hedged a portion of its variable-rate debt with multiple variable to fixed-rate swap agreements which have various maturities (see Swap Interest Rate Summary of this Supplemental report which highlights the notional and actual locked base rate). The indicated maturity for each loan reflects the contractual maturity date of the loan without regard to the expiration of the related swap agreements.
2.
Bears interest at the greater of 3.25% or the Prime Rate.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.
Acadia's interest in this Fund debt is reflected net of additional JV interests.
5.
The Company completed the transfer of its 146 Geary property to the non-recourse lender on October 27,2023.

Future Debt Maturities [1]
Supplemental Report – September 30, 2023	(in thousands)

________

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2023	$1,001	$177,399	$178,400	$752	$40,525	$41,277	7.82%	N/A	7.82%
2024	3,405	69,788	73,193	2,582	36,723	39,305	4.19%	4.09%	8.50%
2025	2,571	325,787	328,358	2,264	317,283	319,547	4.21%	4.21%	N/A
2026	2,920	400,000	402,920	2,542	400,000	402,542	4.25%	4.25%	N/A
2027	2,727	212,537	215,264	2,425	200,053	202,478	4.13%	4.13%	N/A
Thereafter	4,333	161,571	165,904	4,333	161,570	165,903	4.65%	4.65%	N/A
Total	$16,957	$1,347,082	$1,364,039	$14,898	$1,156,154	$1,171,052

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2023	$2,252	$133,080	$135,332	$437	$30,156	$30,593	8.36%	N/A	8.36%
2024	7,014	352,054	359,068	1,347	67,809	69,156	4.36%	3.41%	7.29%
2025	2,311	377,272	379,583	443	128,405	128,848	7.08%	5.71%	7.46%
2026	2,334	48,405	50,739	433	9,866	10,299	6.72%	6.61%	7.69%
2027	2,490	91,925	94,415	459	16,587	17,046	6.77%	6.11%	7.79%
Thereafter	352	128,953	129,305	67	25,339	25,406	5.93%	5.93%	N/A
Total	$16,753	$1,131,689	$1,148,442	$3,186	$278,162	$281,348

1.
Does not include any applicable extension options or subsequent refinancing.
2.
Fixed Debt includes floating rate debt that is effectively fixed through interest rate swaps.

Future Debt Maturities – As Extended [1]
Supplemental Report – September 30, 2023	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2023	$1,001	$160,000	$161,001	$752	$32,000	$32,752	7.68%	N/A	7.68%
2024	3,405	87,187	90,592	2,582	45,249	47,831	4.97%	4.09%	8.34%
2025	2,571	133,500	136,071	2,264	124,996	127,260	4.18%	4.18%	N/A
2026	2,920	592,287	595,207	2,542	592,287	594,829	4.24%	4.24%	N/A
2027	2,727	187,401	190,128	2,424	181,201	183,625	4.14%	4.14%	N/A
Thereafter	4,333	186,707	191,040	4,334	180,421	184,755	4.58%	4.58%	N/A
Total	$16,957	$1,347,082	$1,364,039	$14,898	$1,156,154	$1,171,052

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2023	$22,518	$112,814	$135,332	$4,511	$26,082	$30,593	8.36%	N/A	8.36%
2024	7,218	263,444	270,662	1,382	53,589	54,971	4.43%	3.50%	7.20%
2025	5,216	78,149	83,365	952	14,523	15,475	3.74%	3.67%	7.69%
2026	3,737	293,555	297,292	668	108,584	109,252	6.99%	6.26%	7.20%
2027	2,596	196,890	199,486	478	37,074	37,552	6.84%	5.65%	8.04%
Thereafter	1,092	161,213	162,305	201	33,304	33,505	6.69%	5.93%	9.08%
Total	$42,377	$1,106,065	$1,148,442	$8,192	$273,156	$281,348

__________

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.
2.
Fixed Debt includes floating rate debt that is effectively fixed through interest rate swaps. Note that certain swaps (see Swap Interest Rate Summary) have expiration dates beyond the maturity of the Company’s variable rate debt.

.

Swap Interest Rate Summary [1]
Supplemental Report – September 30, 2023	(in thousands)

Core Portfolio

	Acadia's Pro-rata	Weighted Average
Maturity Year	Notional Balance	Fixed Rate on Swap [2]

2023	$—	—
2024	—	—
2025	25,000	2.13%
2026	6,000	2.30%
2027	275,000	2.56%
2028	150,000	2.99%
2029	275,000	2.62%
2030	125,000	2.83%
Total	$856,000	2.68%

Funds

	Acadia's Pro-rata	Weighted Average
Year	Notional Balance	Fixed Rate on Swap [2]

2023	$—	—
2024	46,403	1.32%
2025	23,777	3.42%
2026	8,317	3.52%
2027	15,070	3.39%
2028	7,173	3.80%
2029	29,029	3.23%
2030	—	—
Total	$129,769	2.65%

__________

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps.
2.
Represents strike rate (fixed) rate on the swap that the Company pays in exchange for receiving SOFR.

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro							`
Rush and Walton Streets Collection (6 properties)	Lululemon, Reformation, Sprinkle, St. Laurent	2011 2012	100.0%	40,384	—	—	40,384	78.3%	—%	—%	78.3%	78.3%	$6,650,485	$210.22
Clark Street and W. Diversey Collection (4 properties)	Starbucks, TJ Maxx, J Crew Factory, Trader Joe's	2011 2012	100.0%	53,277	—	—	53,277	76.1%	—%	—%	76.1%	79.6%	1,759,416	43.37
Halsted and Armitage Collection (13 properties)	Serena and Lily, Bonobos, Allbirds, Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	53,220	—	—	53,220	100.0%	—%	—%	100.0%	100.0%	2,747,931	51.63
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	100.0%	67.9%	67.9%	1,129,925	33.31
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	65,401	—	—	65,401	100.0%	—%	—%	100.0%	100.0%	2,730,087	41.74
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44
North and Kingsbury	Old Navy, Backcountry	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	1,923,822	46.03
Concord and Milwaukee	—	2016	100.0%	13,147	—	—	13,147	100.0%	—%	—%	100.0%	100.0%	467,417	35.55
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	78.8%	78.8%	78.8%	732,113	50.87
Roosevelt Galleria	Petco, Vitamin Shoppe, Dollar Tree	2015	100.0%	—	—	37,995	37,995	—%	—%	89.7%	89.7%	89.7%	877,897	25.76
Sullivan Center	Target	2016	100.0%	176,181	—	—	176,181	78.9%	—%	—%	78.9%	78.9%	5,237,761	37.69
				492,911	—	84,066	576,977	84.9%	—%	90.7%	85.7%	86.0%	25,829,854	52.23
New York Metro
Soho Collection (12 properties)	Faherty, Watches of Switzerland, ALC, Stone Island, Frame, Theory, Bang & Olufsen	2011 2014 2019 2020 2022	100.0%	36,359	—	—	36,359	70.9%	—%	—%	70.9%	90.7%	9,723,514	377.22
5-7 East 17th Street	—	2008	100.0%	8,658	—	—	8,658	—%	—%	—%	—%	100.0%	—	—
200 West 54th Street	—	2007	100.0%	5,862	—	—	5,862	100.0%	—%	—%	100.0%	100.0%	1,579,759	269.49
61 Main Street	Splendid	2014	100.0%	3,470	—	—	3,470	100.0%	—%	—%	100.0%	100.0%	312,925	90.18

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	100.0%	—%	—%	100.0%	100.0%	1,085,445	94.27
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,824	14,824	—%	—%	100.0%	100.0%	100.0%	481,687	32.49
239 Greenwich Avenue	Watches of Switzerland	1998	75.0%	16,621	—	—	16,621	100.0%	—%	—%	100.0%	100.0%	1,847,097	111.13
252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,037,059	129.86
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,107,063	27.27
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	859,826	423.35
313-315 Bowery [2]	John Varvatos	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86
120 West Broadway	Citizens Bank, Citi Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	100.0%	2,126,595	192.66
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,285,105	44.14
Williamsburg Collection [3]	Sephora, SweetGreen, Levain Bakery	2022	100.0%	50,842	—	—	50,842	100.0%	—%	—	100.0%	100.0%	5,493,534	108.05
991 Madison Avenue	Vera Wang, Gabriela Hearst	2016	100.0%	7,512	—	—	7,512	91.1%	—%	—%	91.1%	100.0%	3,273,278	478.06
Shops at Grand	Stop & Shop (Ahold), Starbucks	2014	100.0%	—	52,336	47,501	99,837	—%	100.0%	80.6%	90.8%	100.0%	3,269,643	36.07
Gotham Plaza	Bank of America, Footlocker, Apple Bank	2016	49.0%	—	—	25,922	25,922	—%	—%	91.6%	91.6%	91.6%	2,001,644	84.34
				171,293	86,950	136,314	394,557	86.7%	100.0%	91.6%	91.4%	98.6%	36,636,250	101.63
Los Angeles Metro
8833 Beverly Blvd	Luxury Living	2022	97.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	1,311,046	134.37
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	3,072,642	219.47
				23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	4,383,688	184.52
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	TD Bank	2012	100.0%	20,669	—	—	20,669	60.9%	—%	—%	60.9%	60.9%	771,854	61.30
14th Street Collection (3 properties)	Verizon	2021	100.0%	19,461	—	—	19,461	100.0%	—%	—%	100.0%	100.0%	1,439,369	73.96
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	-	100.0%	88.5%	93.5%	93.5%	1,877,065	34.81
M Street and Wisconsin Corridor (26 Properties) [4]	Lululemon, Duxiana, Rag and	2011 2016 2019	25.2%	246,793	—	—	246,793	87.3%	—%	—%	87.3%	91.1%	14,633,052	67.95

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
	Bone, Reformation, Glossier, Showfields, Alo Yoga
				286,923	25,134	32,533	344,590	86.2%	100.0%	88.5%	87.4%	90.2%	18,721,339	62.13
Boston Metro
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	303,471	289.02
				1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	303,471	289.02

Dallas Metro
Henderson Avenue Portfolio (14 properties)	Sprouts Market, Warby Parker, Tecovas	2022	100.0%	89,751	31,635	—	121,386	80.6%	100.0%	—%	85.6%	93.6%	4,137,698	39.81

Total Street and Urban Retail				1,065,685	143,719	252,913	1,462,317	85.5%	100.0%	90.9%	87.9%	91.3%	$90,012,301	$70.05

Acadia Share Total Street and Urban Retail				876,571	143,719	239,693	1,259,982	85.3%	100.0%	90.9%	88.0%	91.3%	$78,022,359	$70.36

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Lidl, Chase Bank, City MD	1998	100.0%	—	43,531	100,438	143,969	—%	100.0%	73.0%	81.2%	96.9%	3,241,858	27.74
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	85.9%	92.2%	92.2%	1,489,313	15.44

New York
Village Commons Shopping Center	Citibank, Ace Hardware	1998	100.0%	—	—	87,128	87,128	—%	—%	92.1%	92.1%	94.9%	2,791,813	34.77
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	96.9%	98.8%	98.8%	3,536,805	29.02
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,106	63,372	—%	100.0%	80.8%	92.1%	100.0%	2,047,298	35.07
Crossroads Shopping Center	HomeGoods, PetSmart, BJ's Wholesale Club	1998	49.0%	—	202,727	108,928	311,655	—%	100.0%	54.8%	84.2%	88.5%	8,003,879	30.50
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	242,058	16,643	258,701	—%	94.8%	100.0%	95.2%	95.2%	2,249,811	9.14
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	55.1%	73.9%	73.9%	2,278,963	34.04

Connecticut
Town Line Plaza [5]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	42,930	206,089	—%	100.0%	87.2%	97.3%	97.3%	1,809,935	17.52

Massachusetts

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,467,751	11.29
Crescent Plaza	Home Depot, Shaw's	1993	100.0%	—	156,985	61,017	218,002	—%	100.0%	100.0%	100.0%	100.0%	2,212,891	10.15
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	711,662	34.87
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu), Starbucks	1999	100.0%	—	73,184	29,670	102,854	—%	100.0%	88.6%	96.7%	96.7%	2,190,988	22.03

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	97.3%	98.7%	98.7%	1,406,364	14.39

Indiana
Merrillville Plaza	Dollar Tree, TJ Maxx, DD's Discount (Ross)	1998	100.0%	—	123,144	112,782	235,926	—%	100.0%	71.5%	86.4%	92.8%	2,907,515	14.27

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx, Dick's Sporting Goods, Burlington	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	98.2%	99.4%	99.4%	4,301,042	18.42

Delaware
Town Center and Other (1 property)	Lowes, Dick's Sporting Goods, Target	2003	100.0%	—	678,430	25,991	704,421	—%	89.7%	100.0%	90.1%	97.3%	10,819,184	17.05
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	96.8%	98.1%	98.1%	3,277,890	32.73
Naamans Road	Jared Jewelers, American Red Cross	2006	100.0%	—	—	19,850	19,850	—%	—%	63.9%	63.9%	63.9%	705,101	55.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	246,274	2.30
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	909,902	5.82
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	968,775	26.55
Abington Towne Center [6]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,290,926	21.79

Total Suburban Properties				—	2,836,148	1,074,065	3,910,213	—%	97.1%	83.8%	93.4%	96.2%	$64,353,014	$18.93

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Acadia Share Total Suburban Properties				—	2,732,757	1,018,512	3,751,269	—%	97.0%	85.4%	93.8%	96.6%	$60,271,036	$18.46

Total Core Properties				1,065,685	2,979,867	1,326,978	5,372,530	85.5%	97.2%	85.1%	91.9%	94.9%	$154,365,315	$32.96

Acadia Share Total Core Properties				876,571	2,876,476	1,258,205	5,011,251	85.3%	97.1%	86.4%	92.4%	95.3%	$138,293,395	$31.62

__________

1.
Excludes properties under development, redevelopment and pre-stabilized, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% non-controlling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio – Top Tenants [1]
Supplemental Report – September 30, 2023	(Pro-Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,323,009	6.9%	5.4%
Royal Ahold [2]	3	155,461	3,637,677	2.6%	2.4%
TJX Companies [3]	9	252,043	3,016,565	4.3%	2.0%
Walgreens	4	68,393	2,887,312	1.2%	1.9%
Verizon	2	26,054	2,835,865	0.4%	1.9%
PetSmart, Inc.	4	76,257	2,760,241	1.3%	1.8%
Lululemon	2	7,533	2,620,677	0.1%	1.7%
Trader Joe's	3	40,862	2,499,318	0.7%	1.6%
Fast Retailing [4]	2	32,013	2,430,936	0.5%	1.6%
Alo Yoga	2	22,566	2,391,048	0.4%	1.6%
Supervalu Inc. [5]	2	123,409	1,980,640	2.1%	1.3%
Bob's Discount Furniture	2	68,793	1,941,185	1.2%	1.3%
Tapestry [6]	2	4,250	1,747,105	0.1%	1.1%
Watches of Switzerland [7]	2	13,863	1,705,322	0.2%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,550,757	0.5%	1.0%
Dick's Sporting Goods, Inc	2	98,805	1,544,276	1.7%	1.0%
Gap [8]	2	37,895	1,363,165	0.6%	0.9%
Citibank	4	16,160	1,337,924	0.3%	0.9%
The Home Depot	2	187,914	1,307,040	3.2%	0.9%
TD Bank	2	14,700	1,285,992	0.2%	0.8%
TOTAL	57	1,687,363	$49,166,054	28.5%	32.2%

__________

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one Acadia Core location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: Lowe's (Brandywine), Kohl's (28 Jericho), Bang & Olufsen (Soho), Nordstrom Rack (State and Washington), H&M (840 N. Michigan) and Vera Wang (991 Madison).
2.
Stop and Shop (3 locations)
3.
TJ Maxx (6 locations), HomeGoods (2 locations), Marshalls (1 location)
4.
Uniqlo (1 location), Theory (1 location)
5.
Shaw’s (2 locations)
6.
Kate Spade (2 locations)
7.
Grand Seiko (1 location), Betteridge Jewelers (1 location)
8.
Old Navy (2 locations)

Core Portfolio – Lease Expirations
Supplemental Report – September 30, 2023	(Pro-Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	2	2,265	0.3%	$15.89	0.1%	—	—	—%	$—	—%
2023 (remainder)	8	18,609	2.5%	73.43	2.1%	4	95,734	3.8%	15.63	3.9%
2024	22	62,027	8.3%	72.00	6.8%	14	510,077	20.1%	12.93	17.2%
2025	24	101,272	13.6%	106.11	16.4%	9	376,598	14.8%	19.14	18.7%
2026	29	73,897	9.9%	142.71	16.1%	9	404,089	15.9%	9.94	10.5%
2027	15	26,791	3.6%	145.39	5.9%	5	155,675	6.1%	21.38	8.7%
2028	17	191,553	25.6%	62.98	18.4%	9	465,514	18.3%	11.66	14.1%
2029	14	41,663	5.6%	89.30	5.7%	3	99,988	3.9%	16.98	4.4%
2030	8	63,747	8.5%	62.13	6.0%	—	—	—%	—	—%
2031	7	41,177	5.5%	79.88	5.0%	2	50,566	2.0%	16.97	2.2%
2032	18	59,042	7.9%	107.74	9.7%	2	62,382	2.5%	12.53	2.0%
Thereafter	16	65,334	8.7%	77.30	7.7%	7	318,547	12.5%	22.07	18.3%
Total	180	747,377	100.0%	$87.64	100.0%	64	2,539,170	100.0%	$15.14	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		129,194					82,390
Total Square Feet [2]		876,571					2,876,476

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	2	2,265	0.1%	$15.89	—%
2023 (remainder)	14	58,074	5.3%	24.02	4.1%	26	172,417	3.9%	24.69	3.1%
2024	33	153,801	14.1%	25.40	11.4%	69	725,905	16.6%	20.62	10.8%
2025	34	109,521	10.1%	29.40	9.4%	67	587,391	13.4%	36.04	15.3%
2026	40	143,874	13.2%	26.06	10.9%	78	621,859	14.2%	29.45	13.2%
2027	37	151,975	14.0%	33.32	14.7%	57	334,441	7.6%	36.74	8.9%
2028	33	119,727	11.0%	41.47	14.5%	59	776,794	17.8%	28.91	16.2%
2029	14	33,108	3.0%	29.26	2.8%	31	174,759	4.0%	36.55	4.6%
2030	11	31,912	2.9%	35.90	3.3%	19	95,659	2.2%	53.38	3.7%
2031	14	74,555	6.9%	30.29	6.6%	23	166,298	3.8%	38.52	4.6%
2032	26	99,384	9.1%	32.93	9.5%	46	220,808	5.0%	47.17	7.5%
Thereafter	25	111,420	10.2%	39.54	12.8%	48	495,301	11.3%	33.29	11.9%
Total	281	1,087,350	100.0%	$31.59	100.0%	525	4,373,897	100.0%	$31.62	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		170,855					382,438
Total Square Feet [2]		1,258,205					5,011,251

_________

1. Leases currently under month to month or in process of renewal.

2. Totals may not foot due to rounding.

Amounts

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – September 30, 2023

	Quarter Ended						Year to Date
	March 31, 2023		June 30, 2023		September 30, 2023		September 30, 2023
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	1	1	1	1	5	5	7	7
GLA	2,360	2,360	13,496	13,496	18,037	18,037	33,893	33,893
New base rent	$50.09	$46.00	$18.72	$17.62	$258.00	$235.93	$148.24	$135.78
Previous base rent	$31.94	$32.85	$15.56	$15.56	$155.16	$157.04	$90.99	$92.06
Average cost per square foot	$16.57	$16.57	$39.50	$39.50	$282.38	$282.38	$167.16	$167.16
Weighted Average Lease Term (years)	10.0	10.0	10.0	10.0	10.5	10.5	10.3	10.3
Percentage growth in base rent	56.8%	40.0%	20.3%	13.2%	66.3%	50.2%	62.9%	47.5%

Renewal Leases
Number of renewal leases executed	16	16	18	18	12	12	46	46
GLA	52,191	52,191	220,867	220,867	67,862	67,862	340,920	340,920
New base rent	$32.10	$30.78	$22.32	$21.77	$41.74	$41.46	$27.68	$27.07
Expiring base rent	$26.66	$28.42	$18.35	$19.25	$37.93	$38.67	$23.52	$24.52
Average cost per square foot	$1.91	$1.91	$2.73	$2.73	$0.88	$0.88	$2.24	$2.24
Weighted Average Lease Term (years)	4.6	4.6	6.8	6.8	5.8	5.8	6.3	6.3
Percentage growth in base rent	20.4%	8.3%	21.6%	13.1%	10.0%	7.2%	17.7%	10.4%

Total New and Renewal Leases
Number of new and renewal leases executed	17	17	19	19	17	17	53	53
GLA commencing	54,551	54,551	234,363	234,363	85,899	85,899	374,813	374,813
New base rent	$32.88	$31.44	$22.11	$21.53	$87.15	$82.29	$38.58	$36.90
Expiring base rent	$26.89	$28.61	$18.19	$19.04	$62.55	$63.53	$29.62	$30.63
Average cost per square foot	$2.54	$2.54	$4.85	$4.85	$59.99	$59.99	$17.15	$17.15
Weighted Average Lease Term (years)	4.8	4.8	7.0	7.0	6.8	6.8	6.6	6.6
Percentage growth in base rent	22.3%	9.9%	21.6%	13.1%	39.3%	29.5%	30.3%	20.5%

__________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's construction and/or redevelopment projects (see Development and Redevelopment Activity page of this Supplemental Report) in both new and renewal leases. Renewal leases include exercised options.
2.
Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

Core Portfolio – Capital Expenditures
Supplemental Report – September 30, 2023

	Quarter Ended			Year to Date
	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2023	December 31, 2022
Leasing Commissions	$1,507	$1,035	$1,191	$3,733	$3,459
Tenant Improvements	4,805	1,053	3,028	8,886	14,651
Maintenance Capital Expenditures	690	1,977	4,517	7,184	8,331
Total Capital Expenditures	$7,002	$4,065	$8,736	$19,803	$26,441

Fund Overview
Supplemental Report – September 30, 2023

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$472.0	Million [2]	$502.5	Million	$540.6	Million	$520.0	Million	$2,125.1	Million
Acadia's Commitment	$20.0	Million	$291.2	Million	$123.3	Million	$125.0	Million	$104.5	Million	$664.0	Million
Acadia's Pro-Rata Share	22.2%		61.7	% [2]	24.5%		23.1%		20.1%		31.2%
Acadia's Promoted Share [1]	37.8%		69.4%		39.6%		38.5%		36.1%		45.0%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$559.4	Million	$448.1	Million	$488.1	Million	$387.0	Million	$1,969.2	Million
Cumulative Net Distributions [3]	$195.4	Million	$172.9	Million	$603.5	Million	$221.4	Million	$103.3	Million	$1,296.5	Million
Net Distributions/Contributions	225.6%		30.9%		134.7%		45.4%		26.7%		65.8%
Unfunded Commitment [4]	$0.0	Million	$0.0	Million	$1.9	Million	$41.9	Million	$133.0	Million	$176.8	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$70 - 80	Million	$70 - 80	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Closed
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [6]	Fund I & II		0.75% in 2022, 0% in 2023
Asset Management	Fund III		Currently 0%
Asset Management [6]	Fund IV		1.5% of Implied Capital during the investment period; 1.25% of Implied Capital post-investment period
Asset Management [7]	Fund V

1.5% of Implied Capital for Year 1-4 of the investment period; 1.5% of Allocated Capital Commitments for Year 5 of the investment period (August 26, 2020-August 25, 2021); 1.0% of Allocated Capital Commitments for Year 6-7 of the investment period (August 26, 2021-August 25, 2023); 1.25% of Implied Capital post-investment period

Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

Fund Overview
Supplemental Report – September 30, 2023

_________

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro-rata share of the remaining 80%.
2.
With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020, 2021 and 2022 to fund the on-going redevelopment of existing Fund II investments. The $472 million reflects an incremental $172 million of capital contributed in connection with the City Point recapitalization. Fund II contains one remaining investment, City Point. During the second quarter 2022, the Company increased its ownership in Fund II and Mervyn's II from 28% to 40%. Additionally, during the third quarter 2022, the Company increased its ownership in Fund II from 40% to 61.7%. During the first quarter 2023, Mervyns II distributed the Albertsons shares to its investors upon expiration of the lock-up agreement. During the third quarter 2023, the Company sold 100,000 shares of Albertsons at $23.74 per share. The Company now directly owns 1.5 million Albertsons shares.
3.
Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.
5.
Unfunded Commitments available to deploy into new unidentified investments.
6.
Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $41.9 million of general reserves.
7.
Implied Capital is Fund Size less capital attributed to sold investments or released. Allocated Capital Commitments are computed as the Fund Size less Acquisition Dry Powder.

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2023

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	Primark, Target, Basis Schools, Alamo Drafthouse, Trader Joe's	2007	94.2%	—	330,448	205,750	536,198	—%	96.0%	28.4%	70.0%	83.9%	$15,360,807	$40.91

Total - Fund II				—	330,448	205,750	536,198	—%	96.0%	28.4%	70.0%	83.9%	$15,360,807	$40.91

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	Swatch	2012	100.0%	4,637	—	—	4,637	91.6%	—%	—%	91.6%	91.6%	$1,105,990	$260.42
Total - Fund III				4,637	—	—	4,637	91.6%	—%	—%	91.6%	91.6%	$1,105,990	$260.42

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,055,281	243.75
1035 Third Avenue [3]	─	2015	100.0%	7,634	—	—	7,634	100.0%	—%	—%	100.0%	100.0%	1,180,492	154.64

New Jersey
Paramus Plaza	Marshalls, Hobby Lobby, Skechers	2013	50.0%	—	87,539	65,955	153,494	—%	100.0%	100.0%	100.0%	100.0%	3,262,289	21.25

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	1,072,232	68.25

NORTHEAST
Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.3%	85.3%	2,052,672	14.99

MID-ATLANTIC
Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	113,168	229,171	—%	100.0%	79.1%	89.7%	97.0%	3,191,292	15.53

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Kendra Scott, Starbucks	2014	100.0%	95,201	—	—	95,201	91.7%	—%	—%	91.7%	91.7%	3,245,385	37.17

WEST
California
146 Geary Street	─	2015	100.0%	10,151	—	—	10,151	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection (3 properties)	Eileen Fisher, Bonobos	2015	90.0%	7,148	—	—	7,148	77.9%	—%	—%	77.9%	77.9%	654,290	117.57

Total - Fund IV				153,514	258,542	284,571	696,627	81.2%	100.0%	83.4%	89.1%	91.5%	$16,713,932	$26.93

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2023

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	78.0%	93.1%	95.7%	$3,960,239	$18.97

Texas
Wood Ridge Plaza	Kirkland's, Office Depot	2022	90.0%	—	—	211,617	211,617	—%	—%	80.6%	80.6%	90.8%	3,886,100	22.80
La Frontera Plaza	Kohl's, Hobby Lobby, Burlington, Marshalls	2022	90.0%	—	203,500	330,930	534,430	—%	85.0%	88.5%	87.2%	88.9%	6,710,579	14.40

MIDWEST
Michigan
New Towne Center	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	45,141	190,530	—%	100.0%	100.0%	100.0%	100.0%	2,363,758	12.41
Fairlane Green	TJ Maxx, Michaels, Burlington	2017	100.0%	—	109,952	160,235	270,187	—%	100.0%	91.9%	95.2%	100.0%	5,073,502	19.72

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	251,988	278,828	530,816	—%	100.0%	90.2%	94.8%	94.8%	7,968,699	15.83

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods, ShopRite	2019	90.0%	—	129,940	172,790	302,730	—%	100.0%	81.8%	89.6%	89.6%	3,831,545	14.12

New Jersey
Midstate	ShopRite, Best Buy, DSW, PetSmart	2021	100.0%	—	253,779	131,337	385,116	—%	90.5%	71.3%	84.0%	93.6%	6,413,410	19.83

New York
Shoppes at South Hills	ShopRite, At Home, Ashley Furniture	2022	90.0%	—	416,804	95,414	512,218	—%	80.7%	47.8%	74.6%	74.6%	4,538,970	11.88
Mohawk Commons	Lowe's, Target	2023	90.0%	—	330,874	68,464	399,338	—%	100.0%	89.9%	98.3%	98.3%	5,539,886	14.12

Pennsylvania
Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	262,257	108,276	370,533	—%	100.0%	100.0%	100.0%	100.0%	4,250,625	11.47

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	267,551	462,021	—%	100.0%	79.3%	88.0%	88.0%	5,542,450	13.63

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Burlington Coat Factory, Ross Dress for Less	2019	100.0%	—	87,883	292,316	380,199	—%	100.0%	86.9%	89.9%	96.3%	7,114,532	20.80

Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,558	171,799	—%	100.0%	94.6%	96.9%	96.9%	3,519,333	21.14
Cypress Creek Town Center	Hobby Lobby, Burlington Coat, Total Wine, Homegoods	2023	100.0%	—	139,522	100,134	239,656	—%	100.0%	96.5%	98.5%	98.5%	4,900,662	20.75

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's Sporting Goods	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	97.5%	99.3%	99.3%	4,741,198	12.55

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2023

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	76.9%	95.1%	95.1%	4,197,184	9.51

Georgia
Canton Marketplace	Dick's Sporting Goods, TJ Maxx, Best Buy	2021	100.0%	—	132,569	219,419	351,988	—%	100.0%	91.8%	94.9%	96.1%	5,905,833	17.68
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	98.6%	99.4%	100.0%	4,639,638	12.87

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	100.0%	100.0%	100.0%	100.0%	5,307,231	21.92

Utah
Family Center at Riverdale	Target, Home Goods, Best Buy, Sierra Trading (TJX)	2019	89.4%	—	231,673	140,802	372,475	—%	100.0%	94.5%	97.9%	97.9%	4,006,667	10.98

Total - Fund V				—	4,092,330	3,266,474	7,358,804	—%	96.7%	87.3%	92.5%	94.1%	$104,412,039	$15.34

TOTAL FUND PROPERTIES				158,151	4,681,320	3,756,795	8,596,266	81.5%	96.8%	83.7%	90.8%	93.3%	$137,592,768	$17.62

Acadia Share of Total Fund Properties				36,465	1,030,812	805,181	1,872,458	81.5%	96.8%	78.2%	88.5%	92.3%	$32,858,063	$19.82

__________

1.
Excludes properties under development, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
In place occupancy excludes short-term percentage rent.
3.
Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

Fund Lease Expirations
Supplemental Report – September 30, 2023	(Pro-Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2023 (remainder)	—	—	—%	—	—	—%	1	160	15.3%	64,426	403.90	23.7%
2024	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	1	1,426	0.7%	159,739	112.00	1.8%	—	—	—%	—	—	—%
2026	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2027	3	15,292	7.0%	1,155,166	75.54	12.9%	—	—	—%	—	—	—%
2028	1	552	0.3%	107,618	195.00	1.2%	1	306	29.4%	73,995	241.80	27.3%
2029	1	580	0.3%	86,965	150.00	1.0%	—	—	—%	—	—	—%
2030	—	—	—%	—	—	—%	1	177	17.0%	42,148	238.21	15.5%
2031	—	—	—%	—	—	—%	1	226	21.7%	55,503	245.31	20.5%
2032	4	78,364	35.9%	1,189,550	15.18	13.3%	1	173	16.6%	35,338	203.68	13.0%
Thereafter	5	121,914	55.9%	6,224,536	51.06	69.8%	—	—	—%	—	—	—%
Total	15	218,128	100.0%	$8,923,575	$40.91	100.0%	5	1,042	100.0%	$271,410	$260.42	100.0%

		93,367	Total Vacant [2]					96	Total Vacant [2]
		311,494	Total Square Feet [2]					1,138	Total Square Feet [2]

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	3	1,632	0.1%	$29,244	$17.92	0.1%
2023 (remainder)	1	274	0.2%	5,457	19.95	0.2%	27	15,390	1.2%	376,714	24.48	1.9%
2024	5	16,540	13.6%	352,450	21.31	10.3%	96	195,918	14.9%	3,029,430	15.46	15.0%
2025	6	2,130	1.7%	480,665	225.67	14.1%	93	240,492	18.3%	3,293,247	13.69	16.3%
2026	13	18,498	15.2%	496,404	26.84	14.5%	85	111,909	8.5%	2,224,494	19.88	11.0%
2027	11	8,297	6.8%	224,849	27.10	6.6%	82	189,872	14.4%	2,451,312	12.91	12.1%
2028	8	5,735	4.7%	174,622	30.45	5.1%	65	139,553	10.6%	2,546,154	18.25	12.6%
2029	4	15,687	12.9%	322,179	20.54	9.4%	36	83,139	6.3%	1,114,087	13.40	5.5%
2030	1	346	0.3%	16,278	47.00	0.5%	33	80,925	6.1%	1,172,735	14.49	5.8%
2031	8	14,337	11.8%	368,055	25.67	10.8%	30	73,909	5.6%	1,068,471	14.46	5.3%
2032	7	25,565	21.0%	610,736	23.89	17.9%	35	80,850	6.1%	1,270,270	15.71	6.3%
Thereafter	7	14,376	11.8%	362,531	25.22	10.6%	39	103,075	7.8%	1,672,694	16.23	8.3%
Total	71	121,784	100.0%	$3,414,226	$28.04	100.0%	624	1,316,665	100.0%	$20,248,852	$15.38	100.0%

		16,916	Total Vacant [2]					104,462	Total Vacant [2]
		138,700	Total Square Feet [2]					1,421,127	Total Square Feet [2]

__________

1. Leases currently under month to month or in process of renewal.

2. Totals may not foot due to rounding.

Development and Redevelopment Activity
Supplemental Report – September 30, 2023

					Acadia's Pro-rata Share
Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion	Costs prior to development / redevelopment	Incurred costs since development / redevelopment	Total Costs to Date	Estimated Future Range			Estimated Total Range
CORE

Development:
Henderson - Development 1 & 2	100.0%	Dallas, TX	TBD	160,000	$9.6	$6.0	$15.6	TBD	-	TBD	TBD	-	TBD

Major Redevelopment:
City Center	100.0%	San Francisco, CA	2024	241,000	155.0	51.3	206.3	3.7	-	6.7	210.0	-	213.0
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	141.7	3.2	144.9	21.8	-	31.8	166.7	-	176.7
651-671 West Diversey	100.0%	Chicago, IL	TBD	46,000	29.1	0.4	29.5	TBD	-	TBD	TBD	-	TBD
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	14.8	4.4	19.2	1.6	-	4.6	20.8	-	23.8
Mad River	100.0%	Dayton, OH	TBD	TBD	14.3	0.3	14.6	1.6	-	2.0	16.2	-	16.6
840 N. Michigan Avenue	88.4%	Chicago, IL	TBD	87,000	146.5	—	146.5	TBD	-	TBD	TBD	-	TBD
664 N. Michigan Avenue	100.0%	Chicago, IL	TBD	18,000	87.2	—	87.2	TBD	-	TBD	TBD	-	TBD
Brandywine Holdings	100.0%	Wilmington, DE	TBD	96,000	24.0	—	24.0	TBD	-	TBD	TBD	-	TBD
Total Core Redevelopment					$612.6	$59.6	$672.2	$28.7		$45.1	$413.7		$430.1

Total Core Development and Redevelopment					$622.2	$65.6	$687.8	$28.7		$45.1	$413.7		$430.1

FUNDS

Development:
FUND III
Broad Hollow Commons	24.5%	Farmingdale, NY	TBD	TBD	$3.0	$3.9	$6.9	TBD	-	TBD	TBD	-	TBD

Major Redevelopment:
FUND IV
717 N. Michigan Avenue	23.1%	Chicago, IL	TBD	TBD	26.9	0.3	27.2	TBD	-	TBD	TBD	-	TBD
Total Funds Development and Major Redevelopment					$29.9	$4.2	$34.1	$—		$—	$—		$—

Total Core and Funds Development and Major Redevelopment					$652.1	$69.8	$721.9	$28.7		$45.1	$413.7		$430.1

Pre-Stabilized:
1238 Wisconsin (Core)	80.0%	Washington DC	2024	8,149
City Point (Fund II)	61.7%	Brooklyn, NY	2025/2026	536,198
640 Broadway (Fund III)	24.5%	New York, NY	2024/2025	4,637
210 Bowery (Fund IV)	23.1%	New York, NY	2024/2025	2,538
801 Madison (Fund IV)	23.1%	New York, NY	2024/2025	2,522
27 E 61st Street (Fund IV)	23.1%	New York, NY	2024/2025	4,177
146 Geary Street (Fund IV)	23.1%	San Francisco, CA	N/A	10,151
1035 Third Avenue (Fund IV)	23.1%	New York, NY	2024	7,634

Important Notes
Supplemental Report – September 30, 2023

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of real estate properties; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including (i) charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio; (ii) the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons and (iii) any realized income or gains from the Company’s investment in Albertsons.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, same-property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and same-property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and same-property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.